Exhibit 10.10.1

AMENDMENT NO. 1 TO SUPPLY AGREEMENT
This Amendment No. 1 to Supply and Manufacturing Agreement (“Amendment”) is made as of December 20, 2016 and amends certain portions of the Supply and Manufacturing Agreement (the “Agreement”), dated as of December 16, 2014, by and between Qiagen, Inc. (“Qiagen”) and ArcherDx, Inc., (“ArcherDx”).
RECITALS
A.    The Agreement sets forth certain rights and obligations of each of the Parties relating to the supply of certain Products by Qiagen for ArcherDX; and
B.    The Parties now desire to amend the Agreement as set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:
1.    Construction. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Agreement.
2.    Amendments to Agreement.
Annex 1.6 of the Agreement shall be amended and restated to read in its entirety as set forth on Annex 1.6 hereto.
3.    Effect of Amendment; Conflicts. Except as expressly amended by this Amendment, the Agreement shall continue in full force and effect. If there is any conflict between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall govern and control.
4.    Further Assurances. The parties agree to execute such further instruments, agreements and documents and to take such further actions as may reasonably be necessary to carry out the intent of this Amendment.
5.    Counterparts. This Amendment may be executed in any number of counterparts, each which shall be deemed an original, and all of which together shall constitute one instrument.
6.    Entire Agreement. This Amendment, together with the Agreement and the documents referenced herein and therein, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof.
[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

QIAGEN, INC.

By:	/s/ Douglas Liu

Name:	Douglas Liu

Title:	Senior VP Global Operations
QIAGEN

ARCHERDX, INC.

By:	/s/ Christian LaPointe

Name:	Christian LaPointe

Title:	General Counsel